Exhibit 32.1

CERTIFICATION OF CO-PRINCIPAL EXECUTIVE OFFICER PURSUANT TO

18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Amendment No. 1 to the Quarterly Report on Form 10-Q/A for the quarterly period ended September 30, 2021 of Forest Road Acquisition Corp. II (the “Company”), as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Thomas Staggs, Co-Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

(1)	the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: January 19, 2022

/s/ Thomas Staggs
Name:	Thomas Staggs
Title:	Co-Chief Executive Officer (Co-Principal Executive Officer)